UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 10, 2020.
CISCO SYSTEMS, INC.
CISCO SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735
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Meeting Information
Meeting Type: Annual Meeting
For holders as of: October 12, 2020
Date: December 10, 2020 Time: 8:00 a.m. Pacific Time
Virtual Attendees:
Access the Annual Meeting at www.virtualshareholdermeeting.com/CSCO2020
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CSCO2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See proxy the materials reverse and side voting of this instructions notice to obtain .

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 25, 2020
How to View Online:
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following page) and visit: www.proxyvote.com.
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requesting a copy. Please choose one of the following methods to make your request:
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advisor. Please make the request as instructed above on or before November 26, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
During The Meeting: Go to www.virtualshareholdermeeting.com/CSCO2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
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XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4 and 5:
1. Election of Directors
Nominees:
1a. M. Michele Burns
1b. Wesley G. Bush
1c. Michael D. Capellas
1d. Mark Garrett
1e. Dr. Kristina M. Johnson
1f. Roderick C. McGeary
1g. Charles H. Robbins
1h. Arun Sarin
1i. Brenton L. Saunders
1j. Dr. Lisa T. Su
2. Approval of the reincorporation of Cisco from California to Delaware.
3. Approval of amendment and restatement of the 2005 Stock Incentive Plan.
4. Approval, on an advisory basis, of executive compensation.
5. Ratification of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for fiscal 2021.
The Board of Directors recommends you vote AGAINST Proposal 6 submitted by a shareholder:
6. Approval to have Cisco’s Board adopt a policy to have an independent Board chairman.
To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.
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